UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02     Results of Operations and Financial Condition.

On March 4, 2019, Leaf Group Ltd. (the “Company”) issued a press release announcing financial results for its quarter and fiscal year ended December 31, 2018. The full text of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also issued a shareholder letter (the “Shareholder Letter”) announcing its financial results for the quarter and fiscal year ended December 31, 2018. The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

The Company makes reference to certain non-GAAP financial measures in the press release and the Shareholder Letter, and will make reference to certain non-GAAP financial measures in its related earnings conference call. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and reasons for why the Company believes these non-GAAP financial measures are useful are contained in the attached press release.

Item 7.01     Regulation FD Disclosure.

From time to time, representatives of the Company have made, and will in the future make, presentations to industry groups, members of the investment community and other interested parties at conferences, in one-on-one meetings, or in other settings.

Copies of the materials to be used in such meetings and presentations are made available to the public from time to time under the “Investors” tab and “Events & Presentations” of the Company’s website at www.leafgroup.com. Investors are encouraged to review any such materials that the Company makes available from time to time on the Company’s website and to refer from time to time to the Company’s website for similar types of information about the Company in the future. The Company reserves the right to discontinue the availability of any such materials at any time, and undertakes no duty to update any information or statements made in any such materials (or in any other materials made available on the Company’s website) to reflect events or circumstances after the date of publication, except as required by law. References to the Company’s website in this Current Report on Form 8-K and/or any such materials, if any, do not incorporate by reference the information on the Company’s website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Any such presentation materials and the accompanying oral presentations may contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may”, “will”, “seek”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “target”, “projects”, “strategy”, “future”, “believes”, “estimates”, “goal”, “potential”, “likely”, or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in such presentations include, but are not limited to, statements about the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the Company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising based revenue of lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the Company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; the

Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to retain key personnel; the Company’s ability to prevent any actual or perceived security breaches; and the Company’s ability to expand its business internationally. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in such materials and presentations. You should not rely upon forward-looking statements as predictions of future events. The Company has based any forward-looking statements primarily on its current expectations and projections about future events and trends that the Company believes may affect its business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission.

Any such presentation materials and the accompanying oral presentations may also contain statistical data, estimates and other information concerning the Company’s industry that are based on independent industry publications, surveys and forecasts or other publicly available information, as well as information based on the Company’s internal sources. The information contained in any materials or presentations from any third-party source may vary considerably from other information sources. This information involves a number of assumptions and limitations, and the Company has not independently verified the accuracy or completeness of the information.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated March 4, 2019.
99.2	Shareholder Letter dated March 4, 2019.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated March 4, 2019.
99.2	Shareholder Letter dated March 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2019	LEAF GROUP LTD.

	By:	/s/ Jantoon Reigersman
Jantoon Reigersman
Chief Financial Officer